UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):  October 23, 2003



  Commission      Registrant; State of Incorporation;     IRS Employer
  File Number     Address; and Telephone Number           Identification Number
  -----------     -----------------------------------     ---------------------
  1-13739         UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000

  1-5924          TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000


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Item 12.  Disclosure of Results and Financial Condition
-------------------------------------------------------

     On October 23, 2003, UniSource Energy Corporation (UniSource Energy) issued a press release announcing third quarter 2003 earnings for UniSource Energy and Tucson Electric Power Company
(TEP).  A copy of the press release is attached as Exhibit 99.

     The earnings release includes the presentation of TEP's and Millennium Energy Holdings, Inc.'s (Millennium) net income or loss on a per UniSource Energy share basis. UniSource Energy believes that the presentation of TEP and Millennium net income or loss on a per UniSource Energy share basis, non-GAAP financial measures, provide useful information to investors by disclosing the results of operations of its business segments on a basis consistent with UniSource Energy's reported earnings.


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 99 - UniSource Energy Corporation Press Release, dated
       October 23, 2003.

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

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                        UNISOURCE ENERGY CORPORATION
                                                 (Registrant)


Date:  October 23, 2003                     /s/  Kevin P. Larson
                                        ----------------------------
                                                 Kevin P. Larson
                                        Vice President and Principal
                                                 Financial Officer



                                        TUCSON ELECTRIC POWER COMPANY
                                                 (Registrant)


Date:  October 23, 2003                     /s/  Kevin P. Larson
                                        -----------------------------
                                                 Kevin P. Larson
                                         Vice President and Principal
                                                 Financial Officer

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